UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020 bluebird bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (339) 499-9300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	BLUE	The NASDAQ Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition.

bluebird bio, Inc. (the “Company” or “bluebird”) intends to share with investors the amount of cash, cash equivalents and marketable securities it had on hand as of December 31, 2019. Although the Company has not finalized its financial results for the twelve months ended December 31, 2019, the Company currently anticipates that its cash, cash equivalents and marketable securities were approximately $1.24 billion as of December 31, 2019. This information is unaudited and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2019 and its results of operations for the twelve months ended December 31, 2019. The Company expects to announce its full results for the twelve months ended December 31, 2019 on or before March 2, 2020.

Item 7.01Regulation FD Disclosure.

bluebird will be conducting meetings with investors attending the 38th Annual J.P. Morgan Healthcare Conference in San Francisco, California beginning on January 13, 2020.  As part of these meetings, the Company will present the slides furnished to this Current Report as Exhibit 99.1, which is incorporated herein by reference.

The information in this Current Report on Form 8-K pursuant to Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this Current Report.

Item 8.01Other Events.

On January 13, 2020, bluebird issued a press release announcing its launch in Germany of ZYNTEGLO (autologous CD34+ cells encoding βA-T87Q-globin gene), a one-time gene therapy for patients 12 years and older with transfusion-dependent β-thalassemia (TDT) who do not have a β0/β0 genotype, for whom hematopoietic stem cell (HSC) transplantation is appropriate but a human leukocyte antigen (HLA)-matched related HSC donor is not available.

The full text of bluebird’s press release regarding the announcement is filed as Exhibit 99.2 to this Current Report on Form 8‑K and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Slides presented to Investors furnished by bluebird bio, Inc. on January 13, 2020.
99.2	Press release issued by bluebird bio, Inc. on January 13, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

bluebird bio, Inc.

Date: January 13, 2020	By:	/s/ Jason F. Cole
Jason F. Cole
Chief Operating and Legal Officer

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